Warrants	9 Months Ended
Sep. 30, 2012
Warrants [Abstract]
Warrants

Note 10: Warrants

We account for stock warrants as either equity instruments or derivative liabilities depending on the specific terms of the warrant agreement. Stock warrants are accounted for as derivative liabilities under FASB Accounting Standard Codification (ASC) 815, Derivatives and Hedging (ASC 815) if the stock warrants allow for cash settlement or provide for modification of the warrant exercise price in the event subsequent sales of common stock are at a lower price per share than the then-current warrant exercise price. We have determined all of the warrants outstanding to be equity instruments.

In connection with the Merger, each outstanding JWCAC warrant that was formerly exercisable for one share of JWCAC common stock became exercisable for one share of the Company's common stock. As of September 30, 2012, the Company had outstanding warrants to purchase an aggregate of 17,771,232 shares of common stock at a exercise price of $11.50 per share, and an expiration date of August 21, 2017.